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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
The Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

First Mutual Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

Annual Meeting of Shareholders
The Annual Meeting of Shareholders of First Mutual Bancshares, Inc. (“the Company”)
will be held at the
Hyatt Regency Bellevue
900 Bellevue Way NE
Bellevue, Washington
on April 27, 2006, at 3:00 p.m.

Proxy Voting Options
Whether or not you expect to attend the Annual Meeting of Shareholders (“the Meeting”), we urge you to vote your shares by Internet, telephone or by returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting and will save the Company the extra expense of additional solicitation. If you attend the Meeting, you may vote in person even if you have previously voted by Internet, telephone or mail since your vote is revocable by you at the Meeting. For additional information, please refer to “How Proxies Work” on page three.
Please do not return the enclosed proxy card if you vote your shares by Internet or telephone.
Vote by Internet or Telephone or Mail
24 hours a day, 7 days a week
Internet and telephone voting is available through 11:59 p.m., EST April 26, 2006.

Internet http://www.proxyvoting.com/fmsb		Telephone 1-866-540-5760		Mail
	OR		OR
Read the Proxy Statement. Have your proxy card in hand when you access the web site.		Read the Proxy Statement. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

March 17, 2006
Dear Shareholder:
It is our pleasure to invite you to attend the Annual Meeting of Shareholders of First Mutual Bancshares, Inc. to be held at the Hyatt Regency Bellevue, Bellevue, Washington, on April 27, 2006, at 3:00 p.m. Pacific Time.
The details of the business to be conducted at the Meeting are as set forth in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. Directors and officers of the Company, as well as a representative of Moss Adams LLP, the Company’s independent auditors, will be present to respond to any questions shareholders may have.
Please promptly vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed Proxy card.
We appreciate your participation, support and continued interest in the Company.

Sincerely,

John R. Valaas
President and Chief Executive Officer

________________________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2006 Annual Meeting of Shareholders of First Mutual Bancshares, Inc. will be held at the Hyatt Regency Bellevue, 900 Bellevue Way NE, Bellevue, Washington, on April 27, 2006, at 3:00 p.m. Pacific Time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.
The Meeting is for the purpose of considering and acting upon:

1.	The election of three Class II directors of the Company for a term of three years, to serve until the 2009 Annual Meeting of Shareholders and until their respective successors are elected;

2.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.
The Board of Directors is not aware of any other business to come before the Meeting.
Pursuant to action by the Company’s Board of Directors and in accordance with the Bylaws, shareholders of record at the close of business on February 27, 2006, are the shareholders entitled to vote at the Meeting and any adjournments thereof.
We encourage you to promptly return your proxy, which is solicited by the Company’s Board of Directors, even if you plan to attend the Meeting. You have three options for submitting your proxy vote: (1) via the Internet, (2) by telephone, or (3) by mail using the enclosed proxy card. Submitting your vote now will not prevent you from voting your shares, in person or by proxy, at the Meeting if you decide to do so.

BY ORDER OF THE BOARD OF DIRECTORS

Janine M. Berryman
Corporate Secretary
Bellevue, Washington
March 17, 2006

First Mutual Bancshares, Inc. 400 108th Avenue NE Bellevue, Washington 98004 (425) 455-7300

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 27, 2006

GENERAL INFORMATION

This Proxy Statement and the accompanying Proxy are being sent to shareholders of First Mutual Bancshares, Inc. (“Shareholders”) on or about March 17, 2006, for use in connection with the Annual Meeting of Shareholders (“Annual Meeting” or “Meeting”) of First Mutual Bancshares, Inc. (the “Company”) to be held on Thursday, April 27, 2006.
Who is entitled to vote at the meeting?
If you were a shareholder of record at the close of business on February 27, 2006 (“Date of Record”) you are entitled to vote. The number of shares of the Company’s $1.00 par value common stock (“Common Stock”) outstanding on the Date of Record and entitled to vote at the Annual Meeting is 5,302,107.
What is the difference between a “Shareholder of Record” and a “Street Name” holder?
If you are a registered shareholder (if your shares are registered directly in your name), you are considered a shareholder of record with respect to those shares.
If your shares are held in a brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee that you must follow in order to vote your shares. If you wish to change your voting instructions after you have returned your voting instructions form to your broker or other nominee, you must contact your broker or other nominee. If you want to vote shares held in “street name” at the Annual Meeting, you will need to contact your broker, bank or other nominee to obtain a “legal proxy” to permit you to vote at the Meeting.
How many votes are required?
The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote will constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected Class II directors for a term of three years, to serve until the 2009 Annual Meeting of Shareholders and until their respective successors are elected. Votes may be cast “for” or “withheld” from each nominee. Shareholders are not permitted to cumulate their votes for the election of directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Shareholders of Record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.
How Proxies Work
Shareholders have three options for submitting their proxy vote: (1) via the Internet, (2) by telephone, or (3) by mail, using the proxy card. If you have Internet access, we encourage you to record your vote on the Internet. Voting by Internet or telephone saves your Company postage and processing costs. In addition, when you vote via the Internet or by telephone prior to the date of the Meeting, your vote is recorded immediately. Please refer to your proxy card for further instructions on voting.
Proxy votes received in time and not revoked will be voted in accordance with the proxy designation. If no specific instructions are indicated, proxies will be voted:

•	FOR the election of all the nominees for director;

•	in the discretion of the Proxies designated by the Board of Directors as to any other matter which may properly come before the Annual Meeting of Shareholders.
A shareholder of the Company who has voted by Internet, telephone or mail may revoke the vote at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to the Corporate Secretary of the Company, (2) properly submitting to the Company a proxy vote bearing a later date, or (3) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows:
First Mutual Bancshares, Inc.
Janine Berryman, Corporate Secretary
PO Box 1647
Bellevue, WA 98009-1647
Solicitation of Proxies
The enclosed Proxy is solicited by and on behalf of the Company’s Board of Directors (“Board”), with the cost of solicitation borne by the Company. We have engaged Advantage Proxy, who will solicit proxies at an estimated cost of $3,000, plus expenses. In addition to this mailing, solicitation may be made by directors and officers of the Company and its subsidiary, First Mutual Bank (the “Bank”). We do not expect to pay any other compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in distributing proxy materials to beneficial owners.

Other Matters at the Meeting
No shareholder has informed us of any intention to propose any other matter to be acted upon at the Annual Meeting, and the Board of Directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the Proxy will vote thereon according to the direction of the Board of Directors.
How can I communicate with the Board of Directors?
The Board welcomes communication with its shareholders. Shareholders may communicate with the Board of Directors by directing communications regarding shareholder and corporate governance matters to the Corporate Secretary or Chairperson of the Nominations and Corporate Governance Committee and by directing communications regarding audit and financial statement matters to the Corporate Secretary or Chairperson of the Audit Committee. All communications should state the name and contact information of the corresponding party. The Corporate Secretary will maintain a log of applicable shareholder communications which shall be made available to members of the Board.
Shareholder Account Maintenance
If you are a registered shareholder, Mellon Investor Services, our transfer agent, can help you with a variety of shareholder-related services including:

•	Change of name or address
•	Lost or stolen dividend checks or stock certificates
•	Obtain a duplicate 1099
•	Transfer of stock to another person
•	Stock sales
•	Converting paper certificates to electronic shares
You can call Shareholder Services toll-free at 1-866-737-9890 or access your account via the internet at www.melloninvestor.com/isd. Send inquiries via mail to: Mellon investor Services, 480 Washington Blvd., Jersey City, NJ 07310.
Householding of Proxy Statements and Annual Reports
The Securities and Exchange Commission has adopted rules that permit companies and stockbrokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to that address. This practice, known as “householding”, is designed to reduce the Company’s printing and postage costs. Once you have received notice from your broker or the Company that there will be householding of materials to your address, householding will continue until you request a change. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement, please notify your broker or other holder of record if your shares are held in “street name” or the Company if you hold registered shares. You may notify the Company by contacting its transfer agent, Mellon Investor Services, either toll-free by phone at (866) 737-9890, by Internet at www.melloninvestor.com, or by mail at Mellon Investor Services, 480 Washington Blvd., Jersey City, NJ 07310. If you are receiving multiple copies of our annual report and proxy statement, you may request householding by contacting Mellon Investor Services.

ELECTION OF DIRECTORS — PROPOSAL ONE OF ONE

Our Amended and Restated Articles of Incorporation provide that the Board of Directors is classified into three classes, with such classes to be as nearly equal in number as the total number of directors constituting the entire Board permits. Each class is to be elected to separate three-year terms with each term expiring in different years. Our Board of Directors currently consists of 10 directors, with three members in two of the classes and four members in one class. Upon the expiration of the term of a class of directors, nominees for such class are elected to serve for a term of three years and until their respective successors have been elected.
The current term of the Class II directors, Messrs. James J. Doud, Jr., Richard S. Sprague and Robert C. Wallace, expires upon the election and qualification of the directors to be elected at the 2006 Annual Meeting of Shareholders. The terms of the Class III and I directors expire at the Annual Meeting of Shareholders for 2007 and 2008, respectively.
The Nominations and Corporate Governance Committee of the Board of Directors has nominated Messrs. Doud, Sprague and Wallace for re-election to the Board of Directors at the 2006 Annual Meeting to serve until the 2009 Annual Meeting of Shareholders and until their respective successors have been elected. It is the intention of the persons named in the Proxy to vote for the election of such nominees. If any nominee shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominations and Corporate Governance Committee of the Board of Directors recommends.
Information about the directors, including the director nominees, is as follows:
CLASS II DIRECTORS
The term of the Class II directors listed below will expire in 2006. The Class II directors listed below are also the Board nominees for the 2006 Annual Meeting of Shareholders. The Board recommends that shareholders vote “FOR” all of the nominees.

			Number of	% of Common
Name, Principal Occupation and Other Directorships	Director	Age	Common Shares	Shares Owned
	Since		Owned	Beneficially
Beneficially

James J. Doud, Jr.  ×
Business consultant & former Executive Vice President & Chief Operating Officer of Matthew G. Norton Co. He is a Director of the Brooks Investment Co.; Director and Vice Chairman of Kibble & Prentice, Inc.; Chairman & Director of Calco Insurance Brokers and Agents; Director of Ambia Inc.; Director of Property Development Corp.; Advisory Board Member of Hartung Glass Industries; Trustee, Overlake Hospital Medical Center; Trustee (Emeritus) Western Washington University Foundation; Advisory Board Member, College of Business, Western Washington University. Mr. Doud is Vice Chairman of the Board of the Company and First Mutual Bank.	1993	68	31,278 (1)	<1%

			Number of	% of Common
Name, Principal Occupation and Other Directorships	Director	Age	Common Shares	Shares Owned
	Since		Owned	Beneficially
			Beneficially

Richard S. Sprague (6) × * Vice President, Secretary, Director and employee of Bellevue Square Managers, Inc. and Senior Vice President and Secretary of Kemper Development Company for the past nine years. Both companies engage in real estate ownership, management, leasing and operation. Prior to that he was a member of the law firm of Bogle & Gates for 41 years. He is currently a member of the Board of Governors of Virginia Mason Medical Center, a former Officer and Director of the Virginia Mason Foundation and of the Ronald McDonald House Charities of Western Washington.	1973	74	70,060 (1)	1.32%

Robert C. Wallace Managing partner of Wallace Properties Group and Chairman of Wallace Properties, Inc. He is a Director of the Washington State Major League Baseball Stadium Public Facilities District; the Bellevue Convention Center Authority; the Puget Sound Blood Center; the Seattle Chamber of Commerce, and the Seattle Foundation.	1985	60	109,802 (1)(4)	2.07%

CLASS III DIRECTORS
The term of the Class III directors listed below will expire in 2007. Election for Class III directors will be held at the 2007 Annual Meeting of Shareholders.

			Number of	% of Common
Name, Principal Occupation and Other Directorships	Director	Age	Common Shares	Shares Owned
	Since		Owned	Beneficially
Beneficially

Mary Case Dunnam † * Community volunteer for many groups, including immediate past President and Director of the Board of the Seattle Academy of Arts & Sciences, former member of the Development Council for the Burke Museum, and immediate past Vice President and Director of the Seattle Arts & Lectures. Ms. Dunnam’s father, Elwell C. Case, was one of the original founders of First Mutual Bank.	1993	56	37,644	<1%

			Number of	% of Common
Name, Principal Occupation and Other Directorships	Director	Age	Common Shares	Shares Owned
	Since		Owned	Beneficially
			Beneficially

George W. Rowley, Jr. × * Chairman and Chief Executive Officer of Rowley Enterprises, Inc. Mr. Rowley is a Director of Overlake Hospital; the Citizens Transportation Advisory Group; ArtsFund, and Issaquah Historical Society. He is Chairman of the Board of Performing Arts Center Eastside (PACE), a member of the Eastside YWCA Advisory Committee, and a member of the United for Washington Political Action Committee. He is a past member of the Governor’s Blue Ribbon Commission on Transportation and past President of the Issaquah Chamber of Commerce.	1992	64	131,888	2.49%

John R. Valaas The Company’s President and Chief Executive Officer since October 1999, and First Mutual Bank’s President and Chief Executive Officer since February 1992. Mr. Valaas is a member of the Board of Overseers of Whitman College; board member of the YWCA of Seattle — King County and Snohomish County; board member and past Chairman of the Board of Directors for the Washington Financial League; Chairman of the Bellevue Chamber of Commerce, and board member and past Chairman of the Bellevue Downtown Association.	1992	61	262,759 (5)	4.96%

CLASS I DIRECTORS
The term of the Class I directors listed below will expire in 2008. Election for Class I directors will be held at the 2008 Annual Meeting of Shareholders.

			Number of	% of Common
Name, Principal Occupation and Other Directorships	Director	Age	Common Shares	Shares Owned
	Since		Owned	Beneficially
Beneficially

Janine Florence × † Owner of Cambridge Management and Chairman and President of Property Development Corporation. Ms. Florence is past Chairman of the Bellevue Downtown Association; past President of the Bellevue Schools Foundation; board member of the Bellevue Community College Foundation, and board member of the Performing Arts Center Eastside (PACE).	1985	57	250,356 (1)(2)	4.73%

			Number of	% of Common
Name, Principal Occupation and Other Directorships	Director	Age	Common Shares	Shares Owned
	Since		Owned	Beneficially
			Beneficially

F. Kemper Freeman, Jr. Chairman and Chief Executive Officer of Kemper Development Company, President of Bellevue Square Managers, Inc., and General Partner of Bellevue Properties Limited Partnership. Mr. Freeman is a past Chairman, the current Government Affairs Chairman, and Trustee of the International Council of Shopping Centers. He is past Chairman of the Overlake Hospital Association and a council member of the Urban Land Institute. Mr. Freeman is Chairman of the Board of the Company and First Mutual Bank.	1968	64	498,859 (1)(3)	9.42%

Robert J. Herbold  †
Managing Director of the consulting firm The Herbold Group, LLC. Mr. Herbold was Executive Vice President and Chief Operating Officer of Microsoft Corporation from 1994 to 2001 when he retired. He served as an Executive Vice President (part time) of Microsoft Corporation from 2001 until 2003. Prior to joining Microsoft, Mr. Herbold was employed by The Procter & Gamble Company for 26 years, and served as Senior Vice President from 1990 to 1994. Mr. Herbold is a Director of Agilent Technologies and ICOS Corp. He also serves on the President’s Council of Advisors on Science and Technology.	2003	63	9,171 (1)	<1%

Victor E. Parker Former Chairman and CEO of Parker, Smith & Feek, Inc. (PS&F), insurance brokers (retired 01/15/05). Mr. Parker currently serves on the Board of the Badgley Funds. He formerly served on the boards of Western Washington University Foundation; Lakeside School; Big Brothers of Seattle & King County; Seattle Chamber of Commerce; Assurex International, and Independent Insurance Agents and Brokers of the Northwest.	1983	65	112,474 (1)	2.12%

× Member of the Audit Committee	Member of the Investment Committee
Member of the Long Range Planning Committee	† Member of the Compensation and Stock Option Committee
*   Member of the Nominations and Corporate Governance Committee

(1)	Includes 9,171 shares that may be acquired pursuant to a stock option exercisable within 60 days.

(2)	Includes 36,271 and 36,280 shares held in trust for the benefit of Ms. Florence’s two daughters.

(3)	Includes 83,797 shares held by Mr. Freeman’s spouse and 25,113 shares held jointly by Mr. Freeman and his spouse. Also includes 107,407 shares owned by Bellevue Square Managers Inc. Mr. Freeman, together with members of his family, beneficially owns an 83.49% interest in Bellevue Square Managers Inc.

(4)	Includes 41,145 shares owned by Wallace Properties Group, of which Mr. Wallace is the managing partner.

(5)	Includes 32,726 shares held by Mr. Valaas’ spouse, and 44,123 shares that may be acquired pursuant to stock options exercisable within 60 days.

(6)	Mr. Sprague will reach the mandatory retirement age of 75 in November, 2006. At that time, the Board will make a determination whether or not to fill that position or to decrease the membership of the board.

BOARD OPERATIONS AND CORPORATE GOVERNANCE

Board Meetings
During 2005, the Company held 10 Board of Directors meetings, as well as numerous committee meetings. No director in office in 2005 attended fewer than 87% of the aggregate meetings of the Company’s Board and committees of the Board on which he or she served.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical and business conduct. A copy of the Code is posted on the Company’s web site, under Investor Relations, Corporate Governance, www.firstmutual.com. The Code requires that the Company’s directors, executive officers and employees conduct business in an honest, candid, fair and ethical manner and act with integrity and in the Company’s best interests, avoid material conflicts of interest, and comply with all laws and other legal requirements. Under the terms of the Code of Business Conduct and Ethics, directors, executive officers and employees are required to report any conduct that they believe to be an actual or apparent violation of the Code.
The Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters to the Audit Committee or Nominations and Corporate Governance Committee of the Board in a confidential and anonymous manner. The Code of Business Conduct and Ethics also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines that govern the structure and functioning of the Board and set out the Board’s position on a number of governance issues. A copy of the Company’s Corporate Governance Guidelines is posted on our web site, under Investor Relations, Corporate Governance, www.firstmutual.com.
Independence of Directors
NASDAQ requires that a majority of the Board of Directors be “independent” directors as defined in NASDAQ Rule 4200. The Company reviewed the independence of the Directors and considered any transactions between each director or any member of his or her family and the Company and the Bank. As a result of this review, the Board of Directors has determined that each of the members of the Board of Directors is independent under the NASDAQ definition of “independence” except for Mr. Valaas, who is not considered independent because of his employment as an executive officer of the Company, and Mr. Wallace, who may not be considered independent solely because of the commissions previously received by Wallace Properties, Inc. Executive sessions of the independent members of the Board were held quarterly in 2005.
Board Committees
During 2005, the Board had audit, long range planning, compensation and stock option, nominations and corporate governance, and investment (Bank only) committees.
Audit Committee – The Audit Committee of the Board of Directors is responsible for the accounting and financial reporting processes of the Company, including the audits of the Company’s financial statements, and is responsible for the oversight of the quality and integrity of the accounting, auditing, internal audit control and reporting practices of the Company. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. The Audit Committee is also responsible for such other duties as are set forth herein and as directed by the Board. During 2005, the Audit Committee made recommendations to the Board as it deemed appropriate, including the appointment of the independent auditors. During 2005, the Audit Committee was composed of Directors Doud, Florence, Rowley and Sprague, and it met nine times. The functions of the Audit Committee and its activities during fiscal 2005 are described in the, “Report of the Audit Committee and Audit Fees”. The Audit Committee Charter was revised effective July 28, 2005, and a copy is attached as Appendix A.
The Board has examined the composition of the Audit Committee in light of the Securities and Exchange Commission (“SEC”) and NASDAQ rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are “independent” within the meaning of the current SEC and NASDAQ rules regarding audit committee members.
The Board of Directors has determined that Audit Committee member, James J. Doud, Jr., meets the definition of an “audit committee financial expert” as that term has been defined by the SEC. As noted above, Mr. Doud is an “independent” member of the Board as that term is defined by the SEC and NASDAQ rules. The identification of a person as an “audit committee financial expert” does not impose any duties, obligations or liabilities that are greater than those imposed on all members of the Audit Committee and the Board of Directors, and does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.
Long Range Planning Committee – The Long Range Planning Committee is responsible for the formation and implementation of a long range strategic plan for the Company. During 2005, the Long Range Planning Committee was composed of Directors Doud, Dunnam, Florence, Freeman, Valaas and Wallace, and it met two times.
Compensation and Stock Option Committee – The Compensation and Stock Option Committee is charged with reviewing the Company’s general compensation strategy; establishing certain salaries and reviewing benefit programs; reviewing, approving, recommending and administering the Bank’s incentive compensation and certain other compensation plans; and approving certain employment contracts. The Committee also manages the First Mutual Bancshares, Inc. Stock Option and Incentive Plan. During 2005, the Compensation and Stock Option Committee was composed of Directors Dunnam, Florence and Herbold, and it met four times. The Compensation and Stock Option Committee consists solely of directors who are “independent” members of the Board as that term is defined by the NASDAQ rules.

Nominations and Corporate Governance Committee – The Nominations and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of individuals eligible to become Board members and recommending to the Board the director nominees for election at the Annual Meeting of Shareholders or for appointment to any vacant position. The Committee also reviews the qualifications of various other persons in the Company’s communities of interest who may be considered as potential Board members. The Committee shall review shareholder recommendations for nominations for the Board in connection with the Annual Meeting of Shareholders or to fill vacancies on the Board if such recommendations are submitted in writing in accordance with the procedures described in the Company’s Bylaws and the Proxy Statement. Nominees for the Board must meet the minimum qualifications for a director of a bank as set forth in RCW 32.16.010 and in federal banking regulations and the Committee will review such qualifications as set forth in their Charter. Additionally, the Committee is charged with recommending principles of corporate governance to the Board which are in accordance with the applicable laws and regulations promulgated by the Securities and Exchange Commission and the NASDAQ rules and appropriate corporate practices.
During 2005 the Nominations and Corporate Governance Committee was composed of Directors Dunnam, Rowley and Sprague, and it met two times in 2005. For the 2006 Annual Meeting, the Committee met and nominated for re-election the nominees named in this Proxy Statement (Director Sprague abstained).
The Committee readopted a Charter for the Nominations and Corporate Governance Committee on November 17, 2005, and such Charter may be found on the Company’s web site, under Investor Relations, Corporate Governance, www.firstmutual.com. All members of the Nominations and Corporate Governance Committee are “independent” members of the Board as that term is defined by the NASDAQ rules.
Investment Committee – The Investment Committee of the Bank recommends and implements policy and oversees the Bank’s management in the area of lending practices. They approve lending authorities for applicable lending personnel. During 2005, the Investment Committee was composed of Directors Doud, Florence, Parker, Rowley, Valaas and Wallace, and it met 35 times.
Director Attendance at the Annual Meeting of Shareholders
The Board of Directors has not found it necessary to adopt any specific policy with respect to Director attendance at the Annual Meeting of Shareholders. All directors have attended the last eight Annual Meetings.

DIRECTOR COMPENSATION

In 2005, Mr. Freeman, as Chairman of the Board of both the Company and First Mutual Bank, was paid an annual director’s fee of $43,200 which is paid out monthly. The Chairman receives no further fees or retainers. Other non-management directors receive an annual Board retainer of $12,000, which is paid out monthly. Additionally, non-management directors received $800 per Board meeting attended, $500 for each Audit Committee meeting attended, and $400 for each other committee meeting attended. Committee Chairs are paid an annual retainer as follows: $4000 for Audit Committee and $2000 for all other committees. Payment of retainers is not related to meeting attendance. For purposes of director compensation, attendance at both the Company board meeting and the Bank board meeting, which generally are held on the same date, constitutes attendance at one board meeting. Each director who is not a full-time paid employee of the Company receives, if sufficient shares are reserved under the Stock Option and Incentive Plan (“the Plan”), at the beginning of each year of service as a director, an option to acquire 2,000 (adjusted for capitalization changes as provided in the Plan) shares of the Company’s Common Stock, par value $1.00 per share, at a price equal to the fair value of the shares at the time of the grant of the option. A stock option for 2,000 (adjusted) shares was granted to all current directors on April 28, 2005. Each such option is exercisable for six years and becomes exercisable 50% upon completion of one full year of service after the grant of the option and the balance at the end of the second year of service.

REPORT OF THE AUDIT COMMITTEE AND AUDIT FEES

The Audit Committee’s Report to the Shareholders, which follows, was approved and adopted by the Committee on January 24, 2006. The members of the Audit Committee are all independent directors as defined in SEC Rule 10A-3 and under the NASDAQ listing standards and rules and as determined by the Board of Directors in its business judgment.
Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and the internal auditing department are responsible for maintaining the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing management’s assessment of the effectiveness of internal control over financial reporting commencing with the fiscal year ending December 31, 2005.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and has discussed with the independent auditors, Moss Adams LLP, the matters required by SAS 61, Communications with Audit Committees, as amended, received communications from the independent auditors as to their independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the independence of the auditors with the independent auditors.
It should be noted that the members of the Audit Committee do not perform the functions of auditors or accountants and are not responsible for conducting the auditing or accounting reviews or establishing procedures or setting auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards established by the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
Based on its review and discussions with the independent auditors and with management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K filed by the Company.

The Audit Committee has adopted a written charter for the Audit Committee. A copy of that charter, as amended effective July 28, 2005, is attached as Appendix A.
A breakdown of the total fees paid to Moss Adams LLP for professional services rendered to the Company for fiscal years ended December 31, 2005 and 2004 follows:

	Year 2005	Year 2004

Audit Fees	$213,500	$207,500
Audit Related Fees	$34,495	$23,300
Tax Fees	$25,150	$40,300
All other Fees	None	None
The Audit-Related Fees for years 2005 and 2004 were for the audit of the Employee Stock Ownership Plan (ESOP) and the 401(k) Retirement Plan and research and discussions regarding miscellaneous audit and accounting issues. These services were pre-approved by the Audit Committee.
Tax Fees were for the preparation of the federal income tax return and related tax planning and State tax-related items and related planning. Such tax consulting work was pre-approved by the Audit Committee.
The Audit Committee of the Board believes that the non-audit services provided by the independent auditors are compatible with maintaining the auditor’s independence.
The Audit Committee has reviewed the independent auditors’ performance and credentials (and those of the lead partner) determining they are well qualified for the job and has agreed to retain Moss Adams LLP as the Company’s independent auditing firm for the ensuing year.
The Audit Committee has reviewed and approved the Company’s internal audit and accounting controls. The Committee has established procedures for the confidential and anonymous submission of concerns regarding accounting and auditing matters and has not received any concerns in this regard. The procedures are communicated to the employees on an annual basis.
Submitted by the members of the Audit Committee:

Richard S. Sprague, Chair
James J. Doud, Jr.
Janine Florence
George W. Rowley, Jr.

INDEPENDENT AUDITORS

The Audit Committee and the Board have appointed Moss Adams LLP, Everett, Washington, independent public accountants, as the Company’s independent auditors for the 2006 fiscal year. A representative of Moss Adams LLP will be present at the Annual Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

The Compensation and Stock Option Committee’s Report to the Shareholders, which follows, was approved and adopted by the Committee on January 26, 2006.
The purpose of the compensation program of the Company and the Bank, as its principal subsidiary, is to align executive compensation with the Company’s business objectives and performance, the long-term objectives of shareholders, and the individual executive’s performance. This enables the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company’s long-term success.
The Company’s executive compensation program is administered by the Compensation and the Stock Option Committee as an established committee of the Board. The membership is the same at the Company and the Bank Board levels and had three independent, non-employee directors during 2005. The Committee works with management to develop compensation plans for the Company and Bank and is responsible for determining the compensation of each named executive officer. The Committee confers with the Company’s CEO with respect to compensation for all executive officers other than the CEO.
The Compensation and Stock Option Committee considers many factors in setting compensation for the President and Chief Executive Officer and the other named executive officers and in establishing guidelines for the compensation of other executive officers of the Company and Bank. As the Bank is the principal operating subsidiary of the Company, among the most important of these factors is establishing compensation that is commensurate with the Bank’s performance, as measured by operating, financial and strategic goals. The Bank’s performance is measured against previous performance, budgeted goals, and the operating results of peer institutions, which are composed of FDIC-insured institutions of a similar asset size and complexity and market and industry conditions, including the economy as a whole. Individual performance in terms of both qualitative and quantitative goals (with the exception of assessing the performance of the Bank, the Committee does not have specific measures and its decisions are subjective) is an important part of this process. Industry surveys of compensation for comparable positions in financial institutions of a similar asset size (“Peers”) are considered. It is the Committee’s belief that officers who are among the owners of the Company not only have longer tenure but are also more focused on and aligned with the long-term performance expectations of shareholders. It therefore works to retain superior executives by providing some equity-based compensation, currently in the form of stock options.
Components of Compensation
At present, the executive compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. Executives also participate, along with other Bank employees, in the Bank’s ESOP and other benefit plans.
Base Salary. Base salaries of the President and Chief Executive Officer and the other named executive officers are based on surveys and data relating to the Bank’s Peers as defined in the Compensation and Stock Option Committee report section above. These surveys are used to determine whether compensation is competitive with that offered by other companies in the Bank’s banking and financial services industries. In addition, base salaries are based on an assessment of individual performance. In assessing performance, the Committee takes into consideration individual experience and contributions, level of responsibility, department performance, and the Bank’s performance, which is measured primarily by net income, but without setting specific goals. With the exception of the Bank’s performance, the Committee does not have any specific measures, and its decisions are subjective. The compensation policy allows for total compensation of individuals to exceed the median Peers through incentive compensation plans based on achievement of the Bank’s operating, financial and strategic objectives.

Bonus Plan. The Bank’s named executive officers received a bonus for year 2005 that was paid in early 2006 as did other employees eligible for bonuses paid under other bonus plans. The existence of this incentive compensation is considered by the Compensation and Stock Option Committee in determining base compensation for executive officers.
Stock Option and Incentive Plan. Awards of stock options under the Company’s 2005 Stock Option and Incentive Plan are designed to more closely tie together the long-term interest of the Bank’s employees and the Company’s shareholders, and to assist in the retention of officers and key employees. The Compensation and Stock Option Committee selects the employees, including executive officers, if any, to receive stock options and restricted stock and determines the number of shares subject to each grant. The Committee’s determination of the size of option or restricted stock grants is generally intended to reflect an employee’s position with the Bank and his or her contributions, as described above relative to guidelines for compensation. Options are granted either as incentive stock options or as nonqualified stock options. The Plan has a 10-year term, and options become exercisable on a gradual basis as stated in each grant. Restricted stock is awarded subject to certain conditions with respect to vesting. The Compensation and Stock Option Committee reviews the outstanding awards of the officers and key employees from time to time and may grant additional options and restricted stock to encourage their retention.
Employee Stock Ownership Plan (ESOP); Other Benefits. Each named executive officer participates with other employees in First Mutual Bank’s ESOP, health insurance and other benefits which are generally applicable.
In conclusion, the Compensation and Stock Option Committee believes the Bank has been managed well in a challenging business environment for financial institutions and has achieved above-average operating results when compared to other institutions which are the Bank’s Peers.
Submitted by members of the Stock Option Committee and Compensation Committee:

Janine Florence, Chair
Mary Case Dunnam
Robert J. Herbold

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS & INSIDER PARTICIPATION

The Company does not have loans outstanding to any members of the Compensation and Stock Option Committee. The Bank’s Code of Business Conduct and Ethics prohibits loans to directors and Reg O executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table sets forth compensation paid for services rendered in the Company’s and First Mutual Bank’s last three years to the Company’s Chief Executive Officer and the four other highest paid executive officers (the “named executive officers”).
SUMMARY COMPENSATION TABLE

					Long Term
					Comp. Awards
		Annual Compensation			(1)
Name and						All Other
Principal Position	Year		Bonus	Other Annual	Securities	Compensation
			(Year	Compensation	Underlying	(3)($)
		Salary	Earned)	(2)	Options/SARs
		($)	($)	($)	(#)

John R. Valaas	2005	$380,908	$27,000	$2,086	13,000	$16,810
President, Chief Executive	2004	$352,356	$27,000	$2,340	12,000	$15,375
and Director	2003	$329,421	$25,000	$1,452	13,310	$15,000

Richard J. Collette	2005	$210,004	$20,000	$2,086	9,000	$15,644
Executive Vice President	2004	$208,391	$18,000	$1,452	8,500	$15,375
Commercial Banking Group	2003	$210,000	$15,000	0	10,286	$15,000

Scott Harlan Executive Vice President	2005	$200,000	$20,000	$2,086	10,000	$15,575
Consumer and Residential	2004	$179,375	$18,000	$2,230	9,500	$14,653
Lending	2003	$155,000	$16,000	$1,124	10,285	$11,625

Roger Mandery	2005	$210,000	$20,000	$2,086	9,000	$13,409
Executive Vice President	2004	$204,583	$18,000	$2,340	7,000	$15,375
Chief Financial Officer	2003	$200,000	$16,000	$1,452	8,470	$15,000

Joseph P. Zavaglia* Executive Vice President	2005	$200,000	$20,000	$2,086	9,000	$15,629
Retail Banking	2004	$183,752	$18,000	$1,099	9,500	$10,594
Group	2003	$170,000	$15,000	$0	22,385	$0

*	2003 salary is annualized (employed 2/3/03).

(1)	None of the named executives received compensation reportable as Restricted Stock Awards or Long-Term Incentive Plan Payouts.

(2)	The amounts disclosed in this column are the value at year end of shares of the Company’s Common Stock and cash allocated to the accounts of the executive officers under the Bank’s ESOP.

(3)	The amounts disclosed in this column consist of Bank contributions under the Bank’s 401(k) plan and athletic club memberships as follows: Collette: $2,235, Harlan: $3,131, Valaas: $1,235, Zavaglia: $2,235.

Option Grants in Year 2005
The following table provides information related to options granted to the named executive officers during 2005.
OPTION/ SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable
	Number of				Value of Assumed Rates
	Securities	% of Total	Exercise		of Stock Price
Individual Grants	Underlying	Options/SARs	or Base	Expiration	Appreciation for Option
	Options/	Granted to	Price	Date	Term (1)
	SARs	Employees in	($/share)
	Granted (2)	Fiscal Year	(3)		5%	10%

John R. Valaas	13,000	13%	$25.25	6/22/12	$133,631	$311,416

Richard J. Collette	9,000	9%	$25.25	6/22/12	$92,514	$215,596

Scott B. Harlan	10,000	10%	$25.25	6/22/12	$102,793	$239,551

Roger A. Mandery	9,000	9%	$25.25	6/22/12	$92,514	$215,596

Joseph P. Zavaglia	9,000	9%	$25.25	6/22/12	$92,514	$215,596

(1) The potential realizable value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of the term, assuming the specified compounded rates of appreciation on the Company’s Common Stock over the term of the options, but it is not intended to forecast future price appreciation of the Company’s Common Stock. It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period. These numbers do not take into account certain provisions of the options providing for cancellation of the option following termination of employment.
(2) Option to acquire shares of Common Stock, which vest one third annually, beginning two years after grant of the option.
(3) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee at the time of grant and may consist of cash, check, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price, or such other payment method approved by the Committee. If the Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he or she may in addition be allowed to pay all or part of the purchase price with Shares. Shares used by officers to pay the exercise price shall be valued at their fair market value on the exercise date.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values
The following table provides information related to options exercised by the named executive officers during the 2005 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights (“SARs”).
AGGREGATED OPTION/ SAR EXERCISES IN
LAST FISCAL YEAR AND FY-END OPTION/ SAR VALUES

			Number of Securities
	Number		Underlying Unexercised		Value of Unexercised
	of Shares		Options / SARs at FY-end		In-the-Money Options / SARs
Individual Grants	Acquired		2005		at FY-end 2005
	on	$ Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

John R. Valaas	0	NA	44,123	38,310	$657,294	$165,546

Richard J. Collette	0	NA	30,251	27,785	$432,035	$125,872

Scott B. Harlan	0	NA	31,013	28,576	$493,714	$96,524

Roger A. Mandery	0	NA	27,747	19,745	$404,210	$101,538

Joseph P. Zavaglia	0	NA	7,463	33,422	$76,017	$174,556

(1) The closing price for the Company’s Common Stock as reported on the Nasdaq Stock Market effective December 30, 2005, was $25.93. The values indicated reflect the reduction for the payment of the exercise price of applicable options.
Employment Contracts, Severance Agreements and Change in Control Agreements
First Mutual Bank and John R. Valaas are parties to an Employment Agreement dated January 1, 2002, whereby Mr. Valaas agreed to continue to serve as President and Chief Executive Officer of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2006, and provides that Mr. Valaas is entitled to a base salary of no less than $250,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Valaas is also eligible for discretionary grants of stock options under the Company’s stock option plan.
First Mutual Bank has also agreed that in the event of a termination of Mr. Valaas’ employment (whether voluntary or otherwise) following any future Change in Control of First Mutual Bank, Mr. Valaas will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting. A Change in Control occurs when one person or entity (other than a group including two or more of the Company’s present directors) becomes the owner of 25% or more of the Company’s outstanding Common Stock, upon replacement of a majority of the incumbent directors by directors whose elections have not been supported by the present Board, or upon dissolution or sale of 70% or more in value of the assets of First Mutual Bank (“Change of Control”).
On January 1, 2002, First Mutual Bank entered into an Employment Agreement with Roger A. Mandery, whereby Mr. Mandery agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2006, and provides that Mr. Mandery is entitled to an annual base salary of no less than $195,000, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First

Mutual Bank’s bonus plan. Mr. Mandery is also eligible for discretionary grants of stock options under the Company’s stock option plan.
The agreement also provides that in the event of a termination of Mr. Mandery’s employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Mandery will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.
First Mutual Bank and Richard J. Collette are parties to an Employment Agreement dated March 1, 2002, whereby Mr. Collette agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on February 28, 2007, and provides that Mr. Collette is entitled to a base salary of no less than $210,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Collette is also eligible for discretionary grants of stock options under the Company’s stock option plan.
First Mutual Bank has also agreed that in the event of a termination of Mr. Collette’s employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Collette will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.
First Mutual Bank and Joseph P. Zavaglia are parties to an Employment Agreement dated January 1, 2004, whereby Mr. Zavaglia agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2008, and provides that Mr. Zavaglia is entitled to a base salary of no less than $170,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Zavaglia is also eligible for discretionary grants of stock options under the Company’s stock option plan.
First Mutual Bank has also agreed that in the event of a termination of Mr. Zavaglia’s employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Zavaglia will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.
First Mutual Bank and Scott B. Harlan are parties to an Employment Agreement dated January 1, 2004, whereby Mr. Harlan agreed to continue to serve as Executive Vice President of First Mutual Bank. The agreement has a five-year term and will terminate on December 31, 2008, and provides that Mr. Harlan is entitled to a base salary of no less than $155,000 per year, plus fringe benefits generally provided officers of First Mutual Bank, and is eligible to participate in First Mutual Bank’s bonus plan. Mr. Harlan is also eligible for discretionary grants of stock options under the Company’s stock option plan.
First Mutual Bank has also agreed that in the event of a termination of Mr. Harlan’s employment (whether voluntary or otherwise) following any future Change of Control of First Mutual Bank, Mr. Harlan will be entitled to payment of his base salary for a period of 35 months following termination, with all stock options immediately vesting.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s common shares by (1) those persons known by the Company to own beneficially more than 5% of the Company’s outstanding common shares; (2) each of the “named executive officers”; and (3) all directors and executive officers of the Company as a group.

Beneficial Owner	Number of Common		% of Outstanding Common
	Shares Owned Beneficially		Shares Owned Beneficially

Fidelity Management & Research Co. 82 Devonshire Street Boston, MA 02109	520,987	(2)	9.84%

Endicott Management Company Wayne K. Goldstein and Robert I. Usdan as Managers of W.R. Endicott L.L.C., W.R. Endicott II, LLC and Endicott Management 237 Park Avenue, Suite 801 New York, NY 10017	441,896	(2)	8.34%

Columbia Wanger Asset Mgmt. LP 227 West Monroe Street, Suite 3000 Chicago, IL 60606	317,000	(2)	5.98%

F. Kemper Freeman, Jr. 575 Bellevue Square Bellevue, WA 98004	498,859	(1)	9.42%

First Mutual Bank Employee Stock Ownership Plan (“ESOP”) 400 108th Avenue NE Bellevue, WA 98004	376,956	(3)	7.12%

John R. Valaas President and Chief Executive Officer	262,759	(4)	4.96%

Richard J. Collette Executive Vice President	30,409	(5)	<1%

Scott B. Harlan Executive Vice President	46,565	(6)	<1%

Roger A. Mandery Executive Vice President	62,974	(7)	1.19%

Joseph P. Zavaglia Executive Vice President	11,539	(8)	<1%

All directors and executive officers as a group (14 individuals)	1,665,778	(9)	31.45%

(1)	Includes 83,797 shares held by Mr. Freeman’s spouse and 25,113 shares held jointly by Mr. Freeman and his spouse. Also includes 107,407 shares owned by Bellevue Square Managers Inc. Mr. Freeman, together with members of his immediate family, beneficially own an 83.49% interest in Bellevue Square Managers Inc. Also includes 9,171 shares that may be acquired pursuant to stock options exercisable within 60 days.

(2)	Based upon information contained in SEC Form 13F as filed with the Securities and Exchange Commission with respect to their ownership as of December 31, 2005.

(3)	Represents shares held by the ESOP and allocated to participants’ accounts, who are entitled to vote such shares.

(4)	Includes 32,726 shares held by Mr. Valaas’ spouse, and 44,123 shares that may be acquired pursuant to stock options exercisable within 60 days.

(5)	Includes 30,251 shares that may be acquired pursuant to stock options exercisable within 60 days.

(6)	Includes 31,013 shares that may be acquired pursuant to stock options exercisable within 60 days.

(7)	Includes 27,747 shares that may be acquired pursuant to stock options exercisable within 60 days.

(8)	Includes 11,496 shares that may be acquired pursuant to stock options exercisable within 60 days.

(9)	Includes an aggregate of 209,827 shares of Common Stock subject to stock options exercisable within 60 days and an aggregate of 54,299 shares of Common Stock held by the Bank’s ESOP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely on the Company’s review of the copies of such forms it has received, and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Company believes that there was one filing deficiency during 2005. Due to an administrative oversight, Officer Kari A. Stenslie was late in filing one Form 4 to report the exercise of stock options and the same-day sale of the shares.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the Company’s five-year cumulative total return, including reinvestment of dividends, on its Common Stock to the similar returns for (a) all U.S. stocks under the NASDAQ Index, (b) SNL Western Bank Index, and (c) SNL NASDAQ Bank Index.
First Mutual Bancshares, Inc.
(Trading Symbol: FMSB)

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

First Mutual Bancshares, Inc.	100.00	104.57	156.45	237.04	276.97	294.74
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL Western Bank Index	100.00	87.45	95.68	129.61	147.29	153.35
SNL NASDAQ Bank Index	100.00	108.85	111.95	144.51	165.62	160.57

Source: SNL Financial LC, Charlottesville, VA	(434) 977-1600
© 2006	www.snl.com

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2007 ANNUAL MEETING

In order to be (a) eligible for inclusion in the proxy materials of the Company for next year’s Annual Meeting of Shareholders, or (b) presented at next year’s Annual Meeting of Shareholders without inclusion in the Company’s proxy materials, shareholder proposals must be received no later than November 18, 2006. In order to be considered for nomination and election as a director, nominations for individuals recommended by shareholders for election to the Board must be received prior to October 15 of the year preceding the meeting of shareholders called for the election of directors. Such proposals or nominations must be mailed to Janine M. Berryman, Corporate Secretary, First Mutual Bancshares, Inc., PO Box 1647, Bellevue, WA 98009-1647. Any such proposal shall be subject to the requirements of the proxy rules promulgated by the Securities Exchange Act of 1934, as amended.

FINANCIAL STATEMENTS

The Company’s 2005 Annual Report to Shareholders, including financial statements prepared in conformity with generally accepted accounting principles, are being mailed to shareholders with these proxy materials. Any shareholder who has not received a copy of such Annual Report may obtain a copy by contacting the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference.
A copy of Form 10-K (which also serves as the company’s annual disclosure statement under applicable rules) for the company’s most recent fiscal year as filed with the SEC will be furnished without charge to shareholders of record or beneficial owners as of the record date upon written request to Janine M. Berryman, Corporate secretary, First Mutual Bancshares, Inc., PO Box 1647, Bellevue, WA 98009-1647 or by visiting First Mutual’s web site, under Investor Relations, Information Request, at www.firstmutual.com. The 10-K is also posted on the web site under Investor Relations, Annual Report and Filings.

BY ORDER OF THE BOARD OF DIRECTORS

Janine M. Berryman
Corporate Secretary
Bellevue, Washington
March 17, 2006

Appendix A
FIRST MUTUAL BANCSHARES, INC.
Audit Committee Charter
[This charter shall be reviewed, updated and approved annually by the Board of Directors.]
Revised and Readopted by the Board of Directors, July 28, 2005.

I.	Purpose and General Role
The Audit Committee of the Board of Directors shall be responsible for the accounting and financial reporting processes of the Company, including the audits of the Company’s financial statements, and shall be responsible for the oversight of the quality and integrity of the accounting, auditing, internal audit control and reporting practices of the Company. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. The Audit Committee shall also be responsible for such other duties as are set forth herein and as directed by the Board.
Although the Audit Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct the specific audits or to directly determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external audit firm.
The Committee is expected to maintain free and open communication, including separate executive sessions with each of: (a) the independent accountants, (b) the internal auditors and (c) the management of the Company. The Audit Committee may request any officer or employee of the Company or the Company’s independent auditing firm or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The Audit Committee shall be responsible for the resolution of any disagreements between management and the independent auditors or the internal audit group, should any such disagreements arise.
The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditing firm for the purpose of rendering the audit report and an opinion on the Company’s financial statements. The Company shall also provide funding for and grants the Committee the specific authority to retain outside legal, accounting or other advisers deemed necessary to carry out their responsibilities and authorities under this Charter.

II.	Membership and Independence
The membership of the Committee shall consist of three or more directors, designated by the independent members of the Board of Directors, who are generally knowledgeable in financial and auditing matters. The Committee shall include at least one member with the requisite accounting or related financial management expertise to qualify as and be named as an “audit committee financial expert” as defined by the Securities and Exchange Commission. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and each member shall meet the requisite director independence requirements for serving on audit committees as set forth in the corporate governance rules and standards of the Securities and Exchange Commission and NASDAQ. The

i

members of the Committee and the Chairperson shall be elected annually by the Board of Directors.
The independent members of the Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

III.	Authority, Responsibilities, Guidelines and Duties
The Audit Committee’s primary responsibilities include:
A. Relationship with External Auditor
          1. Appointing and, if appropriate, terminating the independent auditor, which the Company will retain to audit the financial statements of the Company and to perform related services including a review of internal controls. The Committee will determine the compensation for such public accounting firm. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and oversee the auditor’s independence. The Committee will also periodically review the independent auditor’s lead partner for the Company audit.
          2. Overseeing and reviewing any permitted non-audit services to be considered with the independent auditors. Any such services shall be pre-approved by the Committee. Provided however, that if any such services were not initially recognized as non-audit services and the aggregate amount of such services would constitute no more than five percent of the total cost of all the auditors services for such fiscal year, such services may be approved by the chairperson of the Committee prior to the completion of the audit.
          3. Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.
          4. Reviewing the audited financial statements and discussing them with management and with the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.
          5. Reviewing matters required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61. Such matters may be communicated to the chairperson of the Committee who may represent the entire Audit Committee for purposes of this review and response.
          6. Reviewing and discussing with the independent auditors and management (including the senior internal audit executive) the Company’s internal controls report and the independent auditor’s attestation of the report and any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of any material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

ii

B. Internal Audit Department
          1. Overseeing the internal auditor team and providing on going review, guidance and oversight to the internal controls and internal audit activities of the Company including reviewing the organization, plans and results of such activity. Internal auditor matters may be communicated to the chairperson of the Committee who may represent the entire Audit Committee for purposes of an initial review of the issues and, if appropriate, a response.
          2. Discussing with management and the internal auditors, the quality and adequacy of the Company’s internal controls.
          3. Reviewing and concurring with the appointment and, as appropriate, the termination of the senior members of the internal auditor team.
C. Other Audit Committee Responsibilities
          1. Reviewing with management and the independent auditor the quarterly financial information prior to the Company’s filing of Form 10-Q. This review may be performed by the Committee or its chairperson.
          2. Reviewing with management and the Company’s Loan Policy Committee the various factors relevant to the determination of the allowance for loan losses and approving the appropriate quarterly provision for the Company’s loan loss reserve.
          3. Reviewing with management the critical accounting estimates, and various factors relevant to those estimates, used in the preparation of the financial statements.
          4. Reviewing with the Company’s CEO and CFO any disclosures made to the Audit Committee regarding the CEO and CFO’s certification process for the Forms  10-K and 10-Q and any significant deficiencies in the design and operation of the internal controls or material weaknesses therein.
          5. Discussing with management the status of pending litigation, regulatory matters, taxation matters and other areas of oversight to the legal, regulatory and compliance area as may have a material impact on the financial statements or otherwise be appropriate.
          6. Discussing significant financial risk management and exposures and the steps management has taken to monitor, control and report such risk management.
          7. Establishing procedures for the receipt, retention and confidential treatment of complaints or concerns received by the Committee and the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. These procedures will be communicated to all employees on at least an annual basis.
          8. Reporting Audit Committee activities to the full Board and issuing annually a financial report to be included in the annual proxy statement for submission to the shareholders.

iii

Your Life.      Your Dreams.      Your Bank.
First Mutual Bancshares, Inc.  •  400 108th Avenue NE  •  Bellevue, WA 98004  •  (425) 453-7300

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRST MUTUAL BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS
April 27, 2006
     The undersigned shareholder of First Mutual Bancshares, Inc. hereby appoints Messrs. F. Kemper Freeman, Jr. and John R. Valaas of First Mutual Bancshares, Inc. and either of them, with power of substitution to each, to act as proxies to represent the undersigned at the Annual Meeting of Shareholders, to be held at the Hyatt Regency Bellevue, Bellevue, Washington, on April 27, 2006, at 3:00 p.m., Pacific time, and at any and all adjournments thereof, and to vote all of the shares of Common Stock of First Mutual Bancshares, Inc., which the undersigned is entitled to vote as fully as if the undersigned were present in person, in the manner indicated on the reverse hereof. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.
     This Proxy, when properly executed, will be voted in the manner directed on this proxy card. If no specification is made, a vote FOR the election of directors will be entered, and in the discretion of the Proxies designated by the Board of Directors as to any other matter which may properly come before the Meeting.
     Should the undersigned be present and elect to vote in person at the Annual Meeting or at any adjournment thereof, upon notification to the Corporate Secretary of First Mutual Bancshares, Inc. at the Meeting of the shareholder’s decision to terminate the proxy, this proxy shall be deemed terminated and of no further force and effect.
(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲  Detach here from proxy voting card.  ▲
You can now access your First Mutual Bancshares account online.
Access your First Mutual Bancshares shareholder/stockholder account online via Investor ServiceDirect ® (ISD).
Mellon Investor Services LLC, Transfer Agent for First Mutual Bancshares, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Obtain a duplicate 1099 tax form
•	Make address changes	•	Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com/isd
Call 1-866-737-9890 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE NOMINEES.
Mark Here For Address Change or Comments     ☐
SEE REVERSE SIDE

			FOR	WITHHOLD
1.	Election of the following nominees to serve as directors for a term of three years:		all nominees	AUTHORITY
	01	James J. Doud, Jr.	except as marked	to vote for all
	02	Richard S. Sprague	to the contrary at left	nominees
	03	Robert C. Wallace	☐	☐
INSTRUCTION: To withhold authority to vote for one or more individual nominee(s), write that nominee’s name in the space provided below.

The undersigned hereby revokes any and all prior proxies and acknowledges receipt from the Company prior to the execution of this proxy of Notice of Meeting, the Proxy Statement dated March 17, 2006, and the Report to Shareholders.
Please sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give your full name. If shares are held jointly, each holder should sign. Please fill in the date the proxy is signed.
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS WHICH RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THIS ELECTION.
┐

Signature	Signature if held jointly	Dated
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PREPAID ENVELOPE UNLESS YOU VOTE ELECTRONICALLY AS SET FORTH BELOW.

▲  Detach here from proxy voting card  ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM EST the day prior to the day of the Annual Meeting.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner
as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/fmsb		1-866-540-5760
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement
on the internet at: http://www.firstmutual.com